Exhibit 99.2

Statistical Supplement Package

(unaudited)

Second Quarter 2014

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Statistical Supplement Presentation	4
Consolidated GAAP Income Statements	5
Consolidated Operating Results and Highlights	6
Common Share and Capital Summary	8
Segment Summary	10
Advice & Wealth Management Segment
Segment Operating Income Statements	12
Segment Metrics	13
Asset Management Segment
Segment Operating Income Statements	15
Segment Metrics	16
Columbia Asset Management Products	17
Threadneedle Asset Management Products	18
Retail Fund Performance - Columbia	19
Retail Fund Performance - Threadneedle	20
Annuities Segment
Segment Operating Income Statements	22
Segment Metrics	23
Protection Segment
Segment Operating Income Statements	25
Segment Metrics	26
Corporate & Other Segment
Segment Operating Income Statements	28
Eliminations
Operating Income Statements	29
Balance Sheet and Ratings Information
Consolidated Balance Sheets	31
Capital and Ratings Information	32
Investments	33
Non-GAAP Financial Information	34
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	35
Glossary of Selected Terminology	36
Exhibit A
Disclosed Items	38
Exhibit B
Non-GAAP Financial Measure Reconciliations	44

Statistical Supplement Package

(unaudited)

Second Quarter 2014

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

Second Quarter 2014

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures, which exclude net realized gains or losses; the market impact on variable annuity guaranteed benefits, net of hedges and the related deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; integration and restructuring charges; income (loss) from discontinued operations and the impact of consolidating certain investment entities (“CIEs”), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit B “Non-GAAP Financial Measure Reconciliations” on pages 44 and 45.

The market impact on variable annuity guaranteed benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company’s nonperformance spread.  Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life.  The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits and indexed universal life benefits accounted for at fair value as embedded derivatives.

Operating earnings is the measure of segment profit or loss management uses to evaluate segment performance.  Operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision.  Management believes the presentation of segment operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis.

In addition, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions, except per share amounts, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$1,294	$1,318	$1,397	$1,386	$1,452	$2,538	$2,838	$158	12%	$300	12%	$66	5%
Distribution fees	448	441	448	476	470	882	946	22	5%	64	7%	(6)	(1)%
Net investment income	451	491	458	471	433	940	904	(18)	(4)%	(36)	(4)%	(38)	(8)%
Premiums	315	324	333	330	345	625	675	30	10%	50	8%	15	5%
Other revenues	249	247	317	340	379	471	719	130	52%	248	53%	39	11%
Total revenues	2,757	2,821	2,953	3,003	3,079	5,456	6,082	322	12%	626	11%	76	3%
Banking and deposit interest expense	8	8	7	7	7	16	14	(1)	(13)%	(2)	(13)%	—	—
Total net revenues	2,749	2,813	2,946	2,996	3,072	5,440	6,068	323	12%	628	12%	76	3%

Expenses
Distribution expenses	732	731	764	786	810	1,430	1,596	78	11%	166	12%	24	3%
Interest credited to fixed accounts	198	204	206	186	175	396	361	(23)	(12)%	(35)	(9)%	(11)	(6)%
Benefits, claims, losses and settlement expenses	490	492	563	450	506	899	956	16	3%	57	6%	56	12%
Amortization of deferred acquisition costs	92	(14)	54	87	78	167	165	(14)	(15)%	(2)	(1)%	(9)	(10)%
Interest and debt expense	60	68	87	79	79	126	158	19	32%	32	25%	—	—
General and administrative expense	775	730	793	758	805	1,533	1,563	30	4%	30	2%	47	6%
Total expenses	2,347	2,211	2,467	2,346	2,453	4,551	4,799	106	5%	248	5%	107	5%

Income from continuing operations before income tax provision	402	602	479	650	619	889	1,269	217	54%	380	43%	(31)	(5)%
Income tax provision	120	154	97	134	152	241	286	32	27%	45	19%	18	13%
Income from continuing operations	282	448	382	516	467	648	983	185	66%	335	52%	(49)	(9)%
Income (loss) from discontinued operations, net of tax	(1)	1	(2)	(1)	—	(2)	(1)	1	#	1	50%	1	#
Net income	281	449	380	515	467	646	982	186	66%	336	52%	(48)	(9)%
Less: Net income (loss) attributable to noncontrolling interests	(40)	67	84	115	93	(10)	208	133	#	218	#	(22)	(19)%
Net income attributable to Ameriprise Financial	$321	$382	$296	$400	$374	$656	$774	$53	17%	$118	18%	$(26)	(7)%

Net Investment Income
Investment income on fixed maturities	$403	$390	$381	$374	$375	$804	$749	$(28)	(7)%	$(55)	(7)%	$1	—
Realized gains (losses)	—	6	—	5	1	1	6	1	—	5	#	(4)	(80)%
Affordable housing	(1)	(3)	(1)	(6)	(6)	(8)	(12)	(5)	#	(4)	(50)%	—	—
Other (including seed money)	42	17	23	24	20	59	44	(22)	(52)%	(15)	(25)%	(4)	(17)%
Consolidated investment entities	7	81	55	74	43	84	117	36	#	33	39%	(31)	(42)%
Total net investment income	$451	$491	$458	$471	$433	$940	$904	$(18)	(4)%	$(36)	(4)%	$(38)	(8)%

Earnings Per Share
Basic
Income from continuing operations	$1.57	$1.90	$1.50	$2.05	$1.94	$3.18	$3.99	$0.37	24%	$0.81	25%	$(0.11)	(5)%
Income (loss) from discontinued operations	—	—	(0.01)	—	—	(0.01)	—	—	—	0.01	#	—	—
Net income	$1.57	$1.90	$1.49	$2.05	$1.94	$3.17	$3.99	$0.37	24%	$0.82	26%	$(0.11)	(5)%

Diluted
Income from continuing operations	$1.54	$1.86	$1.47	$2.01	$1.91	$3.13	$3.92	$0.37	24%	$0.79	25%	$(0.10)	(5)%
Income (loss) from discontinued operations	—	—	(0.01)	—	—	(0.01)	—	—	—	0.01	#	—	—
Net income	$1.54	$1.86	$1.46	$2.01	$1.91	$3.12	$3.92	$0.37	24%	$0.80	26%	$(0.10)	(5)%
Earnings per diluted share growth (from continuing operations)	55.6%	NM	(18.3)%	27.2%	24.0%	52.7%	25.2%	(31.5)%		(27.4)%		(3.2)%

Weighted average common shares outstanding
Basic weighted average common shares outstanding	204.9	201.3	198.3	195.5	192.7	206.6	194.1	(12.2)	(6)%	(12.5)	(6)%	(2.8)	(1)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	3.7	3.8	4.0	3.6	3.5	3.8	3.5	(0.2)	(5)%	(0.3)	(8)%	(0.1)	(3)%
Diluted weighted average common shares outstanding	208.6	205.1	202.3	199.1	196.2	210.4	197.6	(12.4)	(6)%	(12.8)	(6)%	(2.9)	(1)%

Metrics
Net revenue growth	9.3%	14.0%	10.2%	11.3%	11.7%	7.2%	11.5%	2.4%		4.3%		0.4%
Pretax income margin (1)	14.6%	21.4%	16.3%	21.7%	20.1%	16.3%	20.9%	5.5%		4.6%		(1.6)%
Effective tax rate	29.6%	25.5%	20.5%	20.7%	24.5%	27.1%	22.5%	(5.1)%		(4.6)%		3.8%
Effective tax rate excluding noncontrolling interests (2)	26.9%	28.7%	24.8%	25.1%	28.7%	26.8%	26.9%	1.8%		0.1%		3.6%

Ameriprise Financial shareholders’ equity / outstanding shares (3)	$41.10	$41.69	$41.65	$42.99	$44.03	$41.10	$44.03	$2.93	7%	$2.93	7%	$1.04	2%
Ameriprise Financial shareholders’ equity excluding AOCI / outstanding shares (2)(4)	$38.02	$38.66	$38.62	$39.14	$39.23	$38.02	$39.23	$1.21	3%	$1.21	3%	$0.09	—

(1)  Calculated as income from continuing operations before income tax provision divided by total net revenues.

(2)  See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(3)  Calculated as Ameriprise Financial shareholders’ equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)  Calculated as Ameriprise Financial shareholders’ equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

# Variance of greater than 100%.

NM Not Meaningful

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions except per share amounts, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%

Revenues
Total net revenues	$2,749	$2,813	$2,946	$2,996	$3,072	$5,440	$6,068	$323	12%	$628	12%	$76	3%
Less revenues attributable to the CIEs	12	114	137	177	160	94	337	148	#	243	#	(17)	(10)%
Less realized gains (losses)	—	6	—	5	1	1	6	1	—	5	#	(4)	(80)%
Less market impact on indexed universal life benefits	(1)	(2)	(7)	2	(4)	(1)	(2)	(3)	#	(1)	#	(6)	#
Operating total net revenues (1)	$2,738	$2,695	$2,816	$2,812	$2,915	$5,346	$5,727	$177	6%	$381	7%	$103	4%

Earnings
Net income attributable to Ameriprise Financial	$321	$382	$296	$400	$374	$656	$774	$53	17%	$118	18%	$(26)	(7)%
Less income (loss) from discontinued operations, net of tax	(1)	1	(2)	(1)	—	(2)	(1)	1	#	1	50%	1	#
Net income from continuing operations attributable to Ameriprise Financial	322	381	298	401	374	658	775	52	16%	117	18%	(27)	(7)%
Integration/restructuring charges, net of tax (2)	1	—	7	—	—	2	—	(1)	#	(2)	#	—	—
Market impact on variable annuity guaranteed benefits, net of tax (2)	28	13	68	10	35	30	45	7	25%	15	50%	25	#
Market impact on indexed universal life benefits, net of tax (2)	1	2	5	(1)	—	1	(1)	(1)	#	(2)	#	1	#
Less realized gains (losses), net of tax (2)	—	4	—	3	1	1	4	1	—	3	#	(2)	(67)%
Operating earnings (1)	$352	$392	$378	$407	$408	$690	$815	$56	16%	$125	18%	$1	—

Pretax Earnings
Income from continuing operations before income tax provision	$402	$602	$479	$650	$619	$889	$1,269	$217	54%	$380	43%	$(31)	(5)%
Less net income (loss) attributable to noncontrolling interests	(40)	67	84	115	93	(10)	208	133	#	218	#	(22)	(19)%
Pretax earnings excluding CIEs	442	535	395	535	526	899	1,061	84	19%	162	18%	(9)	(2)%
Integration/restructuring charges	1	—	11	—	—	3	—	(1)	#	(3)	#	—	—
Market impact on variable annuity guaranteed benefits	43	21	104	15	54	45	69	11	26%	24	53%	39	#
Market impact on indexed universal life benefits	2	2	9	(1)	—	2	(1)	(2)	#	(3)	#	1	#
Less realized gains (losses)	—	6	—	5	1	1	6	1	—	5	#	(4)	(80)%
Pretax operating earnings (1)	$488	$552	$519	$544	$579	$948	$1,123	$91	19%	$175	18%	$35	6%

Pretax Operating Margin (1)(3)	17.8%	20.5%	18.4%	19.3%	19.9%	17.7%	19.6%	2.1%		1.9%		0.6%

Operating Effective Tax Rate (1)(4)	27.9%	29.0%	27.2%	25.2%	29.5%	27.2%	27.4%	1.6%		0.2%		4.3%

Weighted Average Common Shares Outstanding
Basic	204.9	201.3	198.3	195.5	192.7	206.6	194.1	(12.2)	(6)%	(12.5)	(6)%	(2.8)	(1)%
Diluted	208.6	205.1	202.3	199.1	196.2	210.4	197.6	(12.4)	(6)%	(12.8)	(6)%	(2.9)	(1)%

Operating Earnings Per Share (1)
Basic operating earnings per share	$1.72	$1.95	$1.91	$2.08	$2.12	$3.34	$4.20	$0.40	23%	$0.86	26%	$0.04	2%
Operating earnings per diluted share	$1.69	$1.91	$1.87	$2.04	$2.08	$3.28	$4.12	$0.39	23%	$0.84	26%	$0.04	2%

Return on Equity
Return on equity excluding AOCI (1)(4)	15.5%	18.2%	17.2%	18.2%	19.1%	15.5%	19.1%	3.6%		3.6%		0.9%
Operating return on equity excluding AOCI (1)(4)	17.9%	19.4%	19.7%	20.8%	21.7%	17.9%	21.7%	3.8%		3.8%		0.9%

(1) See non-GAAP financial information on pg 34.

(2) Calculated using the statutory tax rate of 35%.

(3) Defined as pretax operating earnings as a percentage of operating total net revenues.

(4) Non-GAAP financial measure reconciliations can be found on pg 44.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions except per share amounts, headcount and where noted, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Book Value
Ameriprise Financial shareholders’ equity excluding CIEs / outstanding shares (1)(2)	$39.71	$40.09	$40.02	$41.24	$42.42	$39.71	$42.42	$2.71	7%	$2.71	7%	$1.18	3%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI / outstanding shares (1)(3)	$36.55	$36.98	$36.91	$37.31	$37.55	$36.55	$37.55	$1.00	3%	$1.00	3%	$0.24	1%

Operating Metrics
Operating total net revenue growth: Target 6 - 8%	8.7%	7.1%	8.4%	7.8%	6.5%	6.3%	7.1%	(2.2)%		0.8%		(1.3)%
Operating earnings per diluted share growth: Target 12 - 15%	49.6%	44.7%	9.4%	28.3%	23.1%	27.1%	25.6%	(26.5)%		(1.5)%		(5.2)%
Operating return on equity excluding AOCI: Target 19 - 23% (1)	17.9%	19.4%	19.7%	20.8%	21.7%	17.9%	21.7%	3.8%		3.8%		0.9%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	22.0%	26.1%	24.9%	24.6%	23.0%	22.0%	23.0%	1.0%		1.0%		(1.6)%

Goodwill and Intangible Assets	$2,065	$2,064	$2,061	$2,054	$2,055	$2,065	$2,055	$(10)	—	$(10)	—	$1	—

Assets Under Management and Administration
Advice & Wealth Management AUM	$136,334	$144,512	$153,989	$159,843	$168,323	$136,334	$168,323	$31,989	23%	$31,989	23%	$8,480	5%
Asset Management AUM	459,366	479,316	500,844	503,896	518,260	459,366	518,260	58,894	13%	58,894	13%	14,364	3%
Corporate AUM	1,005	953	914	869	887	1,005	887	(118)	(12)%	(118)	(12)%	18	2%
Eliminations	(19,035)	(19,653)	(20,501)	(20,548)	(21,266)	(19,035)	(21,266)	(2,231)	(12)%	(2,231)	(12)%	(718)	(3)%
Total Assets Under Management	577,670	605,128	635,246	644,060	666,204	577,670	666,204	88,534	15%	88,534	15%	22,144	3%
Total Assets Under Administration	125,558	129,733	136,095	138,747	143,702	125,558	143,702	18,144	14%	18,144	14%	4,955	4%
Total AUM and AUA	$703,228	$734,861	$771,341	$782,807	$809,906	$703,228	$809,906	$106,678	15%	$106,678	15%	$27,099	3%

Business Metrics
Total Ameriprise client assets	$373,100	$389,399	$409,147	$418,384	$434,659	$373,100	$434,659	$61,559	16%	$61,559	16%	$16,275	4%
Total branded financial advisors	9,788	9,761	9,716	9,704	9,692	9,788	9,692	(96)	(1)%	(96)	(1)%	(12)	—

Net Flows and Net Deposits
Branded advisor wrap (4)	$3,115	$3,022	$2,845	$4,205	$3,019	$7,188	$7,224	$(96)	(3)%	$36	1%	$(1,186)	(28)%
Asset Management	(2,102)	(4,334)	5,530	(3,897)	4,424	(7,844)	527	6,526	#	8,371	#	8,321	#
Annuities	(410)	(372)	(567)	(815)	(916)	(872)	(1,731)	(506)	#	(859)	(99)%	(101)	(12)%
Variable universal life / Universal life	(34)	(46)	(25)	(38)	(31)	(87)	(69)	3	9%	18	21%	7	18%

S&P 500
Daily average	1,610	1,674	1,772	1,835	1,899	1,563	1,868	289	18%	305	20%	64	3%
Period end	1,606	1,682	1,848	1,872	1,960	1,606	1,960	354	22%	354	22%	88	5%

(1)  See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(2)   Calculated as Ameriprise Financial shareholders’ equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)   Calculated as Ameriprise Financial shareholders’ equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)   Beginning April 1, 2014, net flows reflect all additions and withdrawals to and from the Ameriprise Strategic Portfolio Service (“SPS”) wrap account program.  For all periods presented prior to April 1, 2014, additions and withdrawals to and from certain non-billable investments of this program were reflected in the Market appreciation (depreciation) and other line and purchases and sales of billable investments were reported in the Net flows line.  Net flows for the SPS program are now reported on a consistent basis with our other wrap account programs.  See page 13 for wrap asset rollforward details.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Common Share and Capital Summary

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	202.5	198.5	195.2	192.1	190.6	203.9	192.1	(11.9)	(6)%	(11.8)	(6)%	(1.5)	(1)%
Repurchases	(4.9)	(4.2)	(3.5)	(3.2)	(3.2)	(10.1)	(6.4)	1.7	35%	3.7	37%	—	—
Issuances	1.8	1.5	0.7	3.1	0.9	7.2	4.0	(0.9)	(50)%	(3.2)	(44)%	(2.2)	(71)%
Other	(0.9)	(0.6)	(0.3)	(1.4)	(0.6)	(2.5)	(2.0)	0.3	33%	0.5	20%	0.8	57%
Total common shares outstanding	198.5	195.2	192.1	190.6	187.7	198.5	187.7	(10.8)	(5)%	(10.8)	(5)%	(2.9)	(2)%
Restricted stock units	4.4	4.5	4.6	3.5	3.7	4.4	3.7	(0.7)	(16)%	(0.7)	(16)%	0.2	6%
Total basic common shares outstanding	202.9	199.7	196.7	194.1	191.4	202.9	191.4	(11.5)	(6)%	(11.5)	(6)%	(2.7)	(1)%
Total potentially dilutive shares	3.6	3.7	4.1	3.5	3.3	3.6	3.3	(0.3)	(8)%	(0.3)	(8)%	(0.2)	(6)%
Total diluted shares	206.5	203.4	200.8	197.6	194.7	206.5	194.7	(11.8)	(6)%	(11.8)	(6)%	(2.9)	(1)%

Capital Returned to Shareholders
Dividends paid	$108	$105	$104	$103	$112	$202	$215	$4	4%	$13	6%	$9	9%
Common stock share repurchases	$380	$370	$371	$354	$352	$740	$706	$(28)	(7)%	$(34)	(5)%	$(2)	(1)%

Allocated Capital (1)
Advice & Wealth Management	$450	$456	$462	$466	$508	$450	$508	$58	13%	$58	13%	$42	9%
Asset Management	1,903	1,892	1,894	1,860	1,860	1,903	1,860	(43)	(2)%	(43)	(2)%	—	—
Annuities	2,415	2,618	2,956	2,800	2,552	2,415	2,552	137	6%	137	6%	(248)	(9)%
Protection	1,794	1,824	1,815	1,839	1,879	1,794	1,879	85	5%	85	5%	40	2%
Corporate & Other	3,098	3,439	2,777	2,921	2,833	3,098	2,833	(265)	(9)%	(265)	(9)%	(88)	(3)%
Total allocated capital	$9,660	$10,229	$9,904	$9,886	$9,632	$9,660	$9,632	$(28)	—	$(28)	—	$(254)	(3)%

(1)        Allocated capital equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount.  Allocated capital is not adjusted for non-operating items except for CIEs.

Statistical Supplement Package

(unaudited)

Second Quarter 2014

Segment Results

Ameriprise Financial, Inc.

Segment Summary

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Operating total net revenues	$1,076	$1,074	$1,127	$1,149	$1,198	$2,094	$2,347	$122	11%	$253	12%	$49	4%
Operating expenses	926	922	967	968	1,004	1,814	1,972	78	8%	158	9%	36	4%
Pretax operating earnings	$150	$152	$160	$181	$194	$280	$375	$44	29%	$95	34%	$13	7%

Allocated capital	$450	$456	$462	$466	$508	$450	$508	$58	13%	$58	13%	$42	9%
Operating return on allocated capital (1)	65.8%	79.6%	94.6%	102.4%	106.0%	65.8%	106.0%	40.2%		40.2%		3.6%
Pretax operating margin	13.9%	14.2%	14.2%	15.8%	16.2%	13.4%	16.0%	2.3%		2.6%		0.4%

Asset Management
Operating total net revenues	$822	$777	$824	$807	$844	$1,568	$1,651	$22	3%	$83	5%	$37	5%
Operating expenses	628	605	637	624	645	1,236	1,269	17	3%	33	3%	21	3%
Pretax operating earnings	$194	$172	$187	$183	$199	$332	$382	$5	3%	$50	15%	$16	9%

Allocated capital	$1,903	$1,892	$1,894	$1,860	$1,860	$1,903	$1,860	$(43)	(2)%	$(43)	(2)%	$—	—
Operating return on allocated capital (1)	24.0%	24.8%	26.2%	28.3%	28.5%	24.0%	28.5%	4.5%		4.5%		0.2%
Pretax operating margin	23.6%	22.1%	22.7%	22.7%	23.6%	21.2%	23.1%	—		1.9%		0.9%

Operating total net revenues	$822	$777	$824	$807	$844	$1,568	$1,651	$22	3%	$83	5%	$37	5%
Distribution pass thru revenues	(225)	(224)	(229)	(228)	(237)	(439)	(465)	(12)	(5)%	(26)	(6)%	(9)	(4)%
Subadvisory and other pass thru revenues	(136)	(96)	(100)	(97)	(106)	(234)	(203)	30	22%	31	13%	(9)	(9)%
Adjusted operating revenues (2)	$461	$457	$495	$482	$501	$895	$983	$40	9%	$88	10%	$19	4%

Pretax operating earnings	$194	$172	$187	$183	$199	$332	$382	$5	3%	$50	15%	$16	9%
Operating net investment income	(41)	(5)	(4)	(4)	(13)	(45)	(17)	28	68%	28	62%	(9)	#
Amortization of intangibles	9	10	9	9	8	19	17	(1)	(11)%	(2)	(11)%	(1)	(11)%
Adjusted operating earnings (2)	$162	$177	$192	$188	$194	$306	$382	$32	20%	$76	25%	$6	3%

Adjusted net pretax operating margin (2)(3)	35.1%	38.7%	38.8%	39.0%	38.7%	34.2%	38.9%	3.6%		4.7%		(0.3)%

Annuities
Operating total net revenues	$635	$649	$653	$636	$651	$1,259	$1,287	$16	3%	$28	2%	$15	2%
Operating expenses	525	444	481	460	481	1,007	941	(44)	(8)%	(66)	(7)%	21	5%
Pretax operating earnings	$110	$205	$172	$176	$170	$252	$346	$60	55%	$94	37%	$(6)	(3)%

Allocated capital	$2,415	$2,618	$2,956	$2,800	$2,552	$2,415	$2,552	$137	6%	$137	6%	$(248)	(9)%
Operating return on allocated capital (1)	15.4%	19.0%	18.0%	18.4%	19.6%	15.4%	19.6%	4.2%		4.2%		1.2%
Pretax operating margin	17.3%	31.6%	26.3%	27.7%	26.1%	20.0%	26.9%	8.8%		6.9%		(1.6)%

Protection
Operating total net revenues	$550	$535	$564	$555	$579	$1,087	$1,134	$29	5%	$47	4%	$24	4%
Operating expenses	459	467	490	496	488	893	984	29	6%	91	10%	(8)	(2)%
Pretax operating earnings	$91	$68	$74	$59	$91	$194	$150	$—	—	$(44)	(23)%	$32	54%

Allocated capital	$1,794	$1,824	$1,815	$1,839	$1,879	$1,794	$1,879	$85	5%	$85	5%	$40	2%
Operating return on allocated capital (1)	15.5%	14.7%	13.6%	11.7%	11.5%	15.5%	11.5%	(4.0)%		(4.0)%		(0.2)%
Pretax operating margin	16.5%	12.7%	13.1%	10.6%	15.7%	17.8%	13.2%	(0.8)%		(4.6)%		5.1%

Corporate & Other
Operating total net revenues	$3	$1	$7	$6	$(2)	$7	$4	$(5)	#	$(3)	(43)%	$(8)	#
Operating expenses	60	46	81	61	73	117	134	13	22%	17	15%	12	20%
Pretax operating loss	$(57)	$(45)	$(74)	$(55)	$(75)	$(110)	$(130)	$(18)	(32)%	$(20)	(18)%	$(20)	(36)%

(1)       Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)       See non-GAAP financial information on pg 34.

(3)       Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Second Quarter 2014

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$505	$515	$543	$555	$604	$981	$1,159	$99	20%	$178	18%	$49	9%
Distribution fees	535	519	538	547	551	1,038	1,098	16	3%	60	6%	4	1%
Net investment income	31	31	33	34	34	63	68	3	10%	5	8%	—	—
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	13	17	20	20	16	28	36	3	23%	8	29%	(4)	(20)%
Total revenues	1,084	1,082	1,134	1,156	1,205	2,110	2,361	121	11%	251	12%	49	4%
Banking and deposit interest expense	8	8	7	7	7	16	14	(1)	(13)%	(2)	(13)%	—	—
Operating total net revenues	1,076	1,074	1,127	1,149	1,198	2,094	2,347	122	11%	253	12%	49	4%

Expenses
Distribution expenses	662	660	693	707	734	1,288	1,441	72	11%	153	12%	27	4%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	2	1	2	2	2	3	4	—	—	1	33%	—	—
General and administrative expense	262	261	272	259	268	523	527	6	2%	4	1%	9	3%
Operating expenses	926	922	967	968	1,004	1,814	1,972	78	8%	158	9%	36	4%
Pretax operating earnings	$150	$152	$160	$181	$194	$280	$375	$44	29%	$95	34%	$13	7%

Pretax operating margin	13.9%	14.2%	14.2%	15.8%	16.2%	13.4%	16.0%	2.3%		2.6%		0.4%

Return on Capital
Allocated capital	$450	$456	$462	$466	$508	$450	$508	$58	13%	$58	13%	$42	9%
Operating return on allocated capital (1)	65.8%	79.6%	94.6%	102.4%	106.0%	65.8%	106.0%	40.2%		40.2%		3.6%

On-balance sheet deposits	$6,596	$6,757	$7,074	$7,222	$7,295	$6,596	$7,295	$699	11%	$699	11%	$73	1%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions, except headcount and where noted, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings	$8	$9	$9	$12	$9	$17	$21	$1	13%	$4	24%	$(3)	(25)%
Allocated capital	$211	$218	$225	$229	$235	$211	$235	$24	11%	$24	11%	$6	3%
Operating return on allocated capital (1)	10.0%	9.3%	11.9%	12.7%	12.6%	10.0%	12.6%	2.6%		2.6%		(0.1)%

Wealth Management & Distribution
Pretax operating earnings	$142	$143	$151	$169	$185	$263	$354	$43	30%	$91	35%	$16	9%
Allocated capital	$239	$238	$237	$237	$273	$239	$273	$34	14%	$34	14%	$36	15%
Operating return on allocated capital (1)	145.3%	159.7%	168.5%	184.8%	191.3%	145.3%	191.3%	46.0%		46.0%		6.5%

Financial Plans
Branded financial plan net cash sales	$61	$55	$66	$60	$61	$119	$121	$—	—	$2	2%	$1	2%

Financial Advisors
Employee advisors	2,289	2,235	2,205	2,155	2,115	2,289	2,115	(174)	(8)%	(174)	(8)%	(40)	(2)%
Franchisee advisors	7,499	7,526	7,511	7,549	7,577	7,499	7,577	78	1%	78	1%	28	—
Total branded financial advisors	9,788	9,761	9,716	9,704	9,692	9,788	9,692	(96)	(1)%	(96)	(1)%	(12)	—

Operating total net revenues per financial advisor (in thousands) (2)	$110	$110	$116	$118	$124	$214	$242	$14	13%	$28	13%	$6	5%
Operating total net revenues per financial advisor-trailing twelve months (in thousands) (3)	$415	$427	$440	$454	$468	$415	$468	$53	13%	$53	13%	$14	3%
Operating total net revenues per financial advisor attributable to former banking operations-trailing twelve months (in thousands) (3)	4	1	—	—	—	4	—	(4)	#	(4)	#	—	—
Operating total net revenues per financial advisor excluding former banking operations-trailing twelve months (in thousands) (3)	$411	$426	$440	$454	$468	$411	$468	$57	14%	$57	14%	$14	3%

Advisor Retention
Employee	91.4%	91.3%	92.0%	91.5%	91.1%	91.4%	91.1%	(0.3)%		(0.3)%		(0.4)%
Franchisee	94.3%	94.7%	94.7%	94.7%	94.7%	94.3%	94.7%	0.4%		0.4%		—

Total Client Assets (at period end)	$373,100	$389,399	$409,147	$418,384	$434,659	$373,100	$434,659	$61,559	16%	$61,559	16%	$16,275	4%

Total Wrap Accounts
Beginning assets	$133,766	$135,914	$144,057	$153,512	$159,358	$124,648	$153,512	$25,592	19%	$28,864	23%	$5,846	4%
Net flows (4)	3,115	3,022	2,845	4,205	3,019	7,188	7,224	(96)	(3)%	36	1%	(1,186)	(28)%
Market appreciation (depreciation) and other (4)	(967)	5,121	6,610	1,641	5,428	4,078	7,069	6,395	#	2,991	73%	3,787	#
Total wrap ending assets	$135,914	$144,057	$153,512	$159,358	$167,805	$135,914	$167,805	$31,891	23%	$31,891	23%	$8,447	5%

(1)      Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)      Year-to-date is sum of current and prior quarters for the year under review.

(3)      Trailing twelve months is the sum of the last four quarters.

(4)      Beginning April 1, 2014, net flows reflect all additions and withdrawals to and from the Ameriprise Strategic Portfolio Service (“SPS”) wrap account program.  For all periods presented prior to April 1, 2014, additions and withdrawals to and from certain non-billable investments of this program were reflected in the Market appreciation (depreciation) and other line and purchases and sales of billable investments were reported in the Net flows line.  Net flows for the SPS program are now reported on a consistent basis with our other wrap account programs.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Second Quarter 2014

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$662	$655	$699	$680	$707	$1,289	$1,387	$45	7%	$98	8%	$27	4%
Distribution fees	116	118	121	121	123	230	244	7	6%	14	6%	2	2%
Net investment income	41	5	4	4	13	45	17	(28)	(68)%	(28)	(62)%	9	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	4	—	—	2	1	5	3	(3)	(75)%	(2)	(40)%	(1)	(50)%
Total revenues	823	778	824	807	844	1,569	1,651	21	3%	82	5%	37	5%
Banking and deposit interest expense	1	1	—	—	—	1	—	(1)	#	(1)	#	—	—
Operating total net revenues	822	777	824	807	844	1,568	1,651	22	3%	83	5%	37	5%

Expenses
Distribution expenses	281	278	285	284	291	549	575	10	4%	26	5%	7	2%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	4	5	4	4	4	8	8	—	—	—	—	—	—
Interest and debt expense	5	6	7	6	7	11	13	2	40%	2	18%	1	17%
General and administrative expense	338	316	341	330	343	668	673	5	1%	5	1%	13	4%
Operating expenses	628	605	637	624	645	1,236	1,269	17	3%	33	3%	21	3%
Pretax operating earnings	$194	$172	$187	$183	$199	$332	$382	$5	3%	$50	15%	$16	9%

Pretax operating margin	23.6%	22.1%	22.7%	22.7%	23.6%	21.2%	23.1%	—		1.9%		0.9%

Operating total net revenues	$822	$777	$824	$807	$844	$1,568	$1,651	$22	3%	$83	5%	$37	5%
Distribution pass thru revenues	(225)	(224)	(229)	(228)	(237)	(439)	(465)	(12)	(5)%	(26)	(6)%	(9)	(4)%
Subadvisory and other pass thru revenues	(136)	(96)	(100)	(97)	(106)	(234)	(203)	30	22%	31	13%	(9)	(9)%
Adjusted operating revenues (1)	$461	$457	$495	$482	$501	$895	$983	$40	9%	$88	10%	$19	4%

Pretax operating earnings	$194	$172	$187	$183	$199	$332	$382	$5	3%	$50	15%	$16	9%
Operating net investment income	(41)	(5)	(4)	(4)	(13)	(45)	(17)	28	68%	28	62%	(9)	#
Amortization of intangibles	9	10	9	9	8	19	17	(1)	(11)%	(2)	(11)%	(1)	(11)%
Adjusted operating earnings (1)	$162	$177	$192	$188	$194	$306	$382	$32	20%	$76	25%	$6	3%

Adjusted net pretax operating margin (1)(2)	35.1%	38.7%	38.8%	39.0%	38.7%	34.2%	38.9%	3.6%		4.7%		(0.3)%

Return on Capital
Allocated capital	$1,903	$1,892	$1,894	$1,860	$1,860	$1,903	$1,860	$(43)	(2)%	$(43)	(2)%	$—	—
Operating return on allocated capital (3)	24.0%	24.8%	26.2%	28.3%	28.5%	24.0%	28.5%	4.5%		4.5%		0.2%

(1)        See non-GAAP financial information on pg 34.

(2)        Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

(3)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Total Managed Asset Net Flows
Columbia managed asset net flows	$(2,519)	$(4,227)	$3,516	$(2,675)	$188	$(7,584)	$(2,487)	$2,707	#	$5,097	67%	$2,863	#
Threadneedle managed asset net flows	743	(83)	2,088	(1,277)	4,284	(245)	3,007	3,541	#	3,252	#	5,561	#
Sub-advised eliminations	(326)	(24)	(74)	55	(48)	(15)	7	278	85%	22	#	(103)	#
Total managed asset net flows	$(2,102)	$(4,334)	$5,530	$(3,897)	$4,424	$(7,844)	$527	$6,526	#	$8,371	#	$8,321	#

Total Managed Assets Reconciliations
Columbia managed assets	$335,194	$345,005	$356,725	$357,906	$363,506	$335,194	$363,506	$28,312	8%	$28,312	8%	$5,600	2%
Threadneedle managed assets	126,976	137,377	147,443	149,260	158,149	126,976	158,149	31,173	25%	31,173	25%	8,889	6%
Sub-advised eliminations	(2,804)	(3,066)	(3,324)	(3,270)	(3,395)	(2,804)	(3,395)	(591)	(21)%	(591)	(21)%	(125)	(4)%
Total managed assets	$459,366	$479,316	$500,844	$503,896	$518,260	$459,366	$518,260	$58,894	13%	$58,894	13%	$14,364	3%

Total Managed Assets by Type
Equity	$238,531	$254,747	$275,341	$278,065	$289,370	$238,531	$289,370	$50,839	21%	$50,839	21%	$11,305	4%
Fixed income	195,680	197,805	196,357	195,053	196,379	195,680	196,379	699	—	699	—	1,326	1%
Money market	6,100	6,607	7,122	6,527	6,321	6,100	6,321	221	4%	221	4%	(206)	(3)%
Alternative	6,312	6,145	6,401	6,790	7,164	6,312	7,164	852	13%	852	13%	374	6%
Hybrid and other	12,743	14,012	15,623	17,461	19,026	12,743	19,026	6,283	49%	6,283	49%	1,565	9%
Total managed assets by type	$459,366	$479,316	$500,844	$503,896	$518,260	$459,366	$518,260	$58,894	13%	$58,894	13%	$14,364	3%

Average Managed Assets by Type (1)
Equity	$240,841	$246,720	$266,491	$274,903	$280,394	$236,455	$277,589	$39,553	16%	$41,134	17%	$5,491	2%
Fixed income	201,450	196,182	197,702	196,320	196,187	202,459	196,425	(5,263)	(3)%	(6,034)	(3)%	(133)	—
Money market	6,031	6,354	6,731	6,716	6,582	6,175	6,666	551	9%	491	8%	(134)	(2)%
Alternative	6,289	6,220	6,347	6,708	6,869	6,422	6,789	580	9%	367	6%	161	2%
Hybrid and other	12,605	13,218	14,629	16,604	18,074	12,602	17,321	5,469	43%	4,719	37%	1,470	9%
Total average managed assets by type	$467,216	$468,694	$491,900	$501,251	$508,106	$464,113	$504,790	$40,890	9%	$40,677	9%	$6,855	1%

(1) Average ending balances are calculated using the average of the prior period’s ending balance and all months in the current period.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Columbia Managed Assets Rollforward
Retail Funds
Beginning assets	$227,476	$223,255	$230,637	$239,393	$239,451	$216,264	$239,393	$11,975	5%	$23,129	11%	$58	—
Mutual fund inflows	9,491	8,609	9,624	9,609	7,653	19,829	17,262	(1,838)	(19)%	(2,567)	(13)%	(1,956)	(20)%
Mutual fund outflows	(13,305)	(12,250)	(12,849)	(12,420)	(10,154)	(25,823)	(22,574)	3,151	24%	3,249	13%	2,266	18%
Net VP/VIT fund flows	(164)	(119)	(138)	(178)	(255)	(329)	(433)	(91)	(55)%	(104)	(32)%	(77)	(43)%
Net new flows	(3,978)	(3,760)	(3,363)	(2,989)	(2,756)	(6,323)	(5,745)	1,222	31%	578	9%	233	8%
Reinvested dividends	2,410	490	6,568	398	3,452	2,919	3,850	1,042	43%	931	32%	3,054	#
Net flows	(1,568)	(3,270)	3,205	(2,591)	696	(3,404)	(1,895)	2,264	#	1,509	44%	3,287	#
Distributions	(2,747)	(640)	(7,472)	(528)	(4,052)	(3,407)	(4,580)	(1,305)	(48)%	(1,173)	(34)%	(3,524)	#
Market appreciation (depreciation) and other	94	11,292	13,023	3,177	7,701	13,802	10,878	7,607	#	(2,924)	(21)%	4,524	#
Total ending assets	223,255	230,637	239,393	239,451	243,796	223,255	243,796	20,541	9%	20,541	9%	4,345	2%

% of total retail assets sub-advised	20.9%	20.7%	20.5%	20.5%	20.2%	20.9%	20.2%	(0.7)%		(0.7)%		(0.4)%

Institutional
Beginning assets	71,935	71,052	72,741	75,648	76,463	72,417	75,648	4,528	6%	3,231	4%	815	1%
Inflows	5,045	5,070	6,606	4,547	4,601	9,938	9,148	(444)	(9)%	(790)	(8)%	54	1%
Outflows	(5,674)	(5,822)	(6,584)	(4,945)	(5,380)	(13,713)	(10,325)	294	5%	3,388	25%	(435)	(9)%
Net flows	(629)	(752)	22	(398)	(779)	(3,775)	(1,177)	(150)	(24)%	2,598	69%	(381)	(96)%
Market appreciation (depreciation) and other	(254)	2,441	2,885	1,213	1,943	2,410	3,156	2,197	#	746	31%	730	60%
Total ending assets	71,052	72,741	75,648	76,463	77,627	71,052	77,627	6,575	9%	6,575	9%	1,164	2%

Alternative
Beginning assets	5,654	5,460	5,316	5,643	6,029	5,684	5,643	375	7%	(41)	(1)%	386	7%
Inflows	502	1	402	454	603	917	1,057	101	20%	140	15%	149	33%
Outflows	(824)	(206)	(113)	(140)	(332)	(1,322)	(472)	492	60%	850	64%	(192)	#
Net flows	(322)	(205)	289	314	271	(405)	585	593	#	990	#	(43)	(14)%
Market appreciation (depreciation) and other	128	61	38	72	90	181	162	(38)	(30)%	(19)	(10)%	18	25%
Total ending assets	5,460	5,316	5,643	6,029	6,390	5,460	6,390	930	17%	930	17%	361	6%

Affiliated General Account Assets	35,427	36,311	36,041	35,963	35,693	35,427	35,693	266	1%	266	1%	(270)	(1)%

Total Columbia managed assets	$335,194	$345,005	$356,725	$357,906	$363,506	$335,194	$363,506	$28,312	8%	$28,312	8%	$5,600	2%

Total Columbia net flows	$(2,519)	$(4,227)	$3,516	$(2,675)	$188	$(7,584)	$(2,487)	$2,707	#	$5,097	67%	$2,863	#

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Threadneedle Managed Assets Rollforward
Retail Funds
Beginning assets	$41,376	$41,806	$46,273	$50,620	$50,693	$39,086	$50,620	$9,317	23%	$11,534	30%	$73	—
Mutual fund inflows	5,647	6,285	6,046	6,857	5,896	11,006	12,753	249	4%	1,747	16%	(961)	(14)%
Mutual fund outflows	(4,728)	(5,403)	(4,784)	(7,774)	(5,951)	(8,726)	(13,725)	(1,223)	(26)%	(4,999)	(57)%	1,823	23%
Net new flows	919	882	1,262	(917)	(55)	2,280	(972)	(974)	#	(3,252)	#	862	94%
Reinvested dividends	30	16	72	23	41	63	64	11	37%	1	2%	18	78%
Net flows	949	898	1,334	(894)	(14)	2,343	(908)	(963)	#	(3,251)	#	880	98%
Distributions	(142)	(94)	(197)	(118)	(187)	(228)	(305)	(45)	(32)%	(77)	(34)%	(69)	(58)%
Market appreciation (depreciation)	(710)	765	2,078	455	(52)	2,789	403	658	93%	(2,386)	(86)%	(507)	#
Foreign currency translation (1)	29	2,743	971	410	1,228	(2,582)	1,638	1,199	#	4,220	#	818	#
Other	304	155	161	220	414	398	634	110	36%	236	59%	194	88%
Total ending assets	41,806	46,273	50,620	50,693	52,082	41,806	52,082	10,276	25%	10,276	25%	1,389	3%

Institutional
Beginning assets	85,325	84,318	90,275	96,065	97,806	87,647	96,065	12,481	15%	8,418	10%	1,741	2%
Inflows	2,469	1,759	3,721	1,923	7,746	3,732	9,669	5,277	#	5,937	#	5,823	#
Outflows	(2,626)	(2,693)	(2,911)	(2,271)	(3,432)	(6,217)	(5,703)	(806)	(31)%	514	8%	(1,161)	(51)%
Net flows	(157)	(934)	810	(348)	4,314	(2,485)	3,966	4,471	#	6,451	#	4,662	#
Market appreciation (depreciation)	(1,772)	758	2,498	555	16	3,440	571	1,788	#	(2,869)	(83)%	(539)	(97)%
Foreign currency translation (1)	70	5,465	1,872	797	2,349	(5,683)	3,146	2,279	#	8,829	#	1,552	#
Other	852	668	610	737	808	1,399	1,545	(44)	(5)%	146	10%	71	10%
Total ending assets	84,318	90,275	96,065	97,806	105,293	84,318	105,293	20,975	25%	20,975	25%	7,487	8%

Alternative
Beginning assets	973	852	829	758	761	1,019	758	(212)	(22)%	(261)	(26)%	3	—
Inflows	—	—	—	—	—	—	—	—	—	—	—	—	—
Outflows	(49)	(47)	(56)	(35)	(16)	(103)	(51)	33	67%	52	50%	19	54%
Net flows	(49)	(47)	(56)	(35)	(16)	(103)	(51)	33	67%	52	50%	19	54%
Market appreciation (depreciation)	(94)	(46)	(46)	18	(1)	(46)	17	93	99%	63	#	(19)	#
Foreign currency translation (1)	2	51	15	6	20	(62)	26	18	#	88	#	14	#
Other	20	19	16	14	10	44	24	(10)	(50)%	(20)	(45)%	(4)	(29)%
Total ending assets	852	829	758	761	774	852	774	(78)	(9)%	(78)	(9)%	13	2%

Total Threadneedle managed assets	$126,976	$137,377	$147,443	$149,260	$158,149	$126,976	$158,149	$31,173	25%	$31,173	25%	$8,889	6%

Total Threadneedle net flows	$743	$(83)	$2,088	$(1,277)	$4,284	$(245)	$3,007	$3,541	#	$3,252	#	$5,561	#

Total Threadneedle net flows excluding legacy insurance mandates	$1,412	$856	$2,014	$(248)	$5,032	$2,601	$4,784	$3,620	#	$2,183	84%	$5,280	#

(1) Amounts represent British Pound to US dollar conversion.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Second Quarter 2014

Mutual Fund Rankings in top 2 Lipper Quartiles

		2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014
Domestic Equity
Equal weighted	1 year	68%	55%	54%	55%	58%
	3 year	68%	63%	51%	50%	50%
	5 year	64%	61%	58%	68%	65%
Asset weighted	1 year	47%	35%	39%	41%	50%
	3 year	79%	76%	52%	70%	48%
	5 year	73%	73%	47%	76%	76%
International Equity
Equal weighted	1 year	50%	47%	65%	60%	40%
	3 year	56%	41%	50%	56%	50%
	5 year	53%	56%	50%	53%	41%
Asset weighted	1 year	23%	22%	32%	28%	16%
	3 year	26%	26%	26%	27%	77%
	5 year	79%	81%	25%	29%	26%
Taxable Fixed Income
Equal weighted	1 year	67%	61%	44%	50%	33%
	3 year	71%	71%	65%	65%	61%
	5 year	75%	50%	41%	53%	47%
Asset weighted	1 year	72%	72%	44%	53%	37%
	3 year	83%	83%	83%	83%	83%
	5 year	93%	62%	52%	60%	52%
Tax Exempt Fixed Income
Equal weighted	1 year	94%	94%	100%	100%	100%
	3 year	100%	94%	100%	100%	100%
	5 year	89%	100%	94%	94%	94%
Asset weighted	1 year	98%	98%	100%	100%	100%
	3 year	100%	98%	100%	100%	100%
	5 year	98%	100%	84%	84%	84%
Asset Allocation Funds
Equal weighted	1 year	54%	62%	31%	33%	50%
	3 year	70%	70%	60%	55%	64%
	5 year	80%	80%	80%	78%	89%
Asset weighted	1 year	63%	65%	39%	42%	49%
	3 year	84%	85%	64%	68%	75%
	5 year	88%	92%	92%	91%	97%

Number of 4- or 5-star Morningstar rated funds
Overall		51	51	54	51	51
3 year		49	45	45	43	43
5 year		43	40	41	44	44

Percent of 4- or 5-star Morningstar rated funds
Overall		53%	52%	55%	51%	50%
3 year		51%	46%	46%	43%	43%
5 year		46%	43%	43%	46%	46%

Percent of 4- or 5-star Morningstar rated assets
Overall		70%	54%	56%	52%	53%
3 year		50%	39%	39%	38%	40%
5 year		55%	43%	37%	42%	40%

Mutual fund performance rankings are based on the performance of Class Z fund shares for Columbia branded mutual funds.  Only funds with Class Z shares are included.  In instances where a fund’s Class Z shares do not have a full five year track record, performance for an older share class of the same fund, typically Class A shares, is utilized for the period before Class Z shares were launched.  No adjustments to the historical track records are made to account for differences in fund expenses between share classes of a fund.

Equal Weighted Rankings in Top 2 Quartiles:  Counts the number of funds with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles:  Sums the total assets of the funds with above median ranking (using Class Z and appended Class Z) divided by total assets of all funds.  Funds with more assets will receive a greater share of the total percentage above or below median.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Second Quarter 2014

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014
Equity
Equal weighted	1 year	65%	70%	66%	60%	62%
	3 year	78%	80%	78%	80%	73%
	5 year	81%	84%	81%	65%	81%
Asset weighted	1 year	52%	45%	46%	42%	53%
	3 year	91%	85%	86%	87%	78%
	5 year	94%	90%	88%	68%	89%

Fixed Income
Equal weighted	1 year	88%	54%	48%	61%	65%
	3 year	82%	78%	68%	73%	73%
	5 year	92%	67%	67%	67%	62%
Asset weighted	1 year	91%	61%	50%	55%	46%
	3 year	76%	72%	43%	57%	59%
	5 year	98%	44%	44%	53%	46%

Allocation (Managed) Funds
Equal weighted	1 year	83%	100%	86%	86%	88%
	3 year	67%	83%	100%	100%	67%
	5 year	83%	100%	67%	67%	67%
Asset weighted	1 year	92%	100%	92%	62%	63%
	3 year	78%	92%	100%	100%	37%
	5 year	86%	100%	54%	55%	55%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Statistical Supplement Package

(unaudited)

Second Quarter 2014

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$174	$179	$186	$183	$189	$344	$372	$15	9%	$28	8%	$6	3%
Distribution fees	85	86	87	88	91	166	179	6	7%	13	8%	3	3%
Net investment income	260	260	252	242	234	524	476	(26)	(10)%	(48)	(9)%	(8)	(3)%
Premiums	26	27	29	26	32	54	58	6	23%	4	7%	6	23%
Other revenues	90	97	99	97	105	171	202	15	17%	31	18%	8	8%
Total revenues	635	649	653	636	651	1,259	1,287	16	3%	28	2%	15	2%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	635	649	653	636	651	1,259	1,287	16	3%	28	2%	15	2%

Expenses
Distribution expenses	106	104	113	107	109	203	216	3	3%	13	6%	2	2%
Interest credited to fixed accounts	162	164	163	148	139	326	287	(23)	(14)%	(39)	(12)%	(9)	(6)%
Benefits, claims, losses and settlement expenses	130	150	102	86	113	246	199	(17)	(13)%	(47)	(19)%	27	31%
Amortization of deferred acquisition costs	66	(41)	45	54	51	107	105	(15)	(23)%	(2)	(2)%	(3)	(6)%
Interest and debt expense	8	10	11	10	9	16	19	1	13%	3	19%	(1)	(10)%
General and administrative expense	53	57	47	55	60	109	115	7	13%	6	6%	5	9%
Operating expenses	525	444	481	460	481	1,007	941	(44)	(8)%	(66)	(7)%	21	5%
Pretax operating earnings	$110	$205	$172	$176	$170	$252	$346	$60	55%	$94	37%	$(6)	(3)%

Pretax operating margin	17.3%	31.6%	26.3%	27.7%	26.1%	20.0%	26.9%	8.8%		6.9%		(1.6)%

Return on Capital
Allocated capital	$2,415	$2,618	$2,956	$2,800	$2,552	$2,415	$2,552	$137	6%	$137	6%	$(248)	(9)%
Operating return on allocated capital (1)	15.4%	19.0%	18.0%	18.4%	19.6%	15.4%	19.6%	4.2%		4.2%		1.2%

Market impact on variable annuity guaranteed benefits (2)
Risk margin and nonperformance spread impact	$(23)	$1	$(45)	$(4)	$(16)	$(67)	$(20)	$7	30%	$47	70%	$(12)	#
Other	(20)	(22)	(59)	(11)	(38)	22	(49)	(18)	(90)%	(71)	#	(27)	#
Total VA guaranteed benefit impact excluded from operating earnings	$(43)	$(21)	$(104)	$(15)	$(54)	$(45)	$(69)	$(11)	(26)%	$(24)	(53)%	$(39)	#

Total annuity net flows	$(410)	$(372)	$(567)	$(815)	$(916)	$(872)	$(1,731)	$(506)	#	$(859)	(99)%	$(101)	(12)%

(1)

Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)	Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of variable annuity guarantee hedges, DSIC and DAC amortization.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax operating earnings	$78	$180	$151	$145	$140	$183	$285	$62	79%	$102	56%	$(5)	(3)%
Allocated capital	$949	$1,118	$1,501	$1,366	$1,164	$949	$1,164	$215	23%	$215	23%	$(202)	(15)%
Operating return on allocated capital (1)	29.8%	41.4%	36.4%	35.6%	36.5%	29.8%	36.5%	6.7%		6.7%		0.9%

Fixed Annuities (2)
Pretax operating earnings	$32	$25	$21	$31	$30	$69	$61	$(2)	(6)%	$(8)	(12)%	$(1)	(3)%
Allocated capital	$1,466	$1,500	$1,455	$1,434	$1,388	$1,466	$1,388	$(78)	(5)%	$(78)	(5)%	$(46)	(3)%
Operating return on allocated capital (1)	7.5%	6.2%	5.5%	5.4%	5.3%	7.5%	5.3%	(2.2)%		(2.2)%		(0.1)%

Variable Annuities Rollforward
Beginning balance	$70,882	$70,266	$72,737	$75,522	$75,893	$68,054	$75,522	$5,011	7%	$7,468	11%	$371	—
Deposits	1,416	1,285	1,294	1,215	1,248	2,652	2,463	(168)	(12)%	(189)	(7)%	33	3%
Withdrawals and terminations	(1,551)	(1,439)	(1,569)	(1,615)	(1,704)	(2,980)	(3,319)	(153)	(10)%	(339)	(11)%	(89)	(6)%
Net flows	(135)	(154)	(275)	(400)	(456)	(328)	(856)	(321)	#	(528)	#	(56)	(14)%
Investment performance and interest credited	(481)	2,625	3,060	771	2,143	2,540	2,914	2,624	#	374	15%	1,372	#
Total ending balance - contract accumulation values	$70,266	$72,737	$75,522	$75,893	$77,580	$70,266	$77,580	$7,314	10%	$7,314	10%	$1,687	2%

Variable annuities fixed sub-accounts	$4,855	$4,912	$4,927	$4,893	$4,877	$4,855	$4,877	$22	—	$22	—	$(16)	—

Fixed Annuities Rollforward
Beginning balance	$13,675	$13,522	$13,424	$13,252	$12,944	$13,823	$13,252	$(731)	(5)%	$(571)	(4)%	$(308)	(2)%
Deposits	35	56	59	49	53	71	102	18	51%	31	44%	4	8%
Withdrawals and terminations	(310)	(274)	(351)	(464)	(513)	(615)	(977)	(203)	(65)%	(362)	(59)%	(49)	(11)%
Net flows	(275)	(218)	(292)	(415)	(460)	(544)	(875)	(185)	(67)%	(331)	(61)%	(45)	(11)%
Policyholder interest credited	122	120	120	107	97	243	204	(25)	(20)%	(39)	(16)%	(10)	(9)%
Total ending balance - contract accumulation values	$13,522	$13,424	$13,252	$12,944	$12,581	$13,522	$12,581	$(941)	(7)%	$(941)	(7)%	$(363)	(3)%

Capitalized interest	$—	$1	$—	$1	$—	$1	$1	$—	—	$—	—	$(1)	#

Payout Annuities Reserve Balance	$2,135	$2,127	$2,126	$2,112	$2,111	$2,135	$2,111	$(24)	(1)%	$(24)	(1)%	$(1)	—

Tax Equivalent Spread - Fixed Annuities (3)
Gross rate of return on invested assets (4)	5.2%	5.2%	5.1%	4.9%	4.8%	5.3%	4.9%	(0.4)%		(0.4)%		(0.1)%
Crediting rate excluding capitalized interest	(3.6)%	(3.6)%	(3.6)%	(3.3)%	(3.0)%	(3.6)%	(3.2)%	0.6%		0.4%		0.3%
Tax equivalent margin spread	1.6%	1.6%	1.5%	1.6%	1.8%	1.7%	1.7%	0.2%		—		0.2%

Total Variable Annuities DAC
Beginning balance	$1,532	$1,550	$1,653	$1,690	$1,685	$1,508	$1,690	$153	10%	$182	12%	$(5)	—
Capitalization	50	43	46	41	44	93	85	(6)	(12)%	(8)	(9)%	3	7%
Amortization due to market impact on VA guaranteed benefits	8	4	23	—	10	7	10	2	25%	3	43%	10	—
Amortization per income statement	(58)	53	(37)	(43)	(41)	(90)	(84)	17	29%	6	7%	2	5%
Other	18	3	5	(3)	(6)	32	(9)	(24)	#	(41)	#	(3)	#
Total ending balance	$1,550	$1,653	$1,690	$1,685	$1,692	$1,550	$1,692	$142	9%	$142	9%	$7	—

Total Fixed Annuities DAC
Beginning balance	$67	$92	$85	$88	$71	$68	$88	$4	6%	$20	29%	$(17)	(19)%
Capitalization	—	1	—	1	—	1	1	—	—	—	—	(1)	#
Amortization per income statement	(8)	(12)	(8)	(11)	(10)	(17)	(21)	(2)	(25)%	(4)	(24)%	1	9%
Other	33	4	11	(7)	(3)	40	(10)	(36)	#	(50)	#	4	57%
Total ending balance	$92	$85	$88	$71	$58	$92	$58	$(34)	(37)%	$(34)	(37)%	$(13)	(18)%

(1)

Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)	Includes payout annuities.
(3)

Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets.

(4)

In the 2nd quarter of 2013 through the 2nd quarter of 2014, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements. Without these positions, the Gross rates of return on invested assets would have been 5.1%, 5.0%, 4.9%, 4.8% and 4.7% respectively.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Second Quarter 2014

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$14	$15	$15	$15	$15	$28	$30	$1	7%	$2	7%	$—	—
Distribution fees	23	22	24	23	22	45	45	(1)	(4)%	—	—	(1)	(4)%
Net investment income	111	110	108	108	113	221	221	2	2%	—	—	5	5%
Premiums	293	301	308	308	317	579	625	24	8%	46	8%	9	3%
Other revenues	109	87	109	101	112	214	213	3	3%	(1)	—	11	11%
Total revenues	550	535	564	555	579	1,087	1,134	29	5%	47	4%	24	4%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	550	535	564	555	579	1,087	1,134	29	5%	47	4%	24	4%

Expenses
Distribution expenses	16	16	17	14	16	29	30	—	—	1	3%	2	14%
Interest credited to fixed accounts	34	40	37	38	37	68	75	3	9%	7	10%	(1)	(3)%
Benefits, claims, losses and settlement expenses	309	317	334	349	329	601	678	20	6%	77	13%	(20)	(6)%
Amortization of deferred acquisition costs	31	26	32	28	36	60	64	5	16%	4	7%	8	29%
Interest and debt expense	6	6	7	7	7	12	14	1	17%	2	17%	—	—
General and administrative expense	63	62	63	60	63	123	123	—	—	—	—	3	5%
Operating expenses	459	467	490	496	488	893	984	29	6%	91	10%	(8)	(2)%
Pretax operating earnings	$91	$68	$74	$59	$91	$194	$150	$—	—	$(44)	(23)%	$32	54%

Pretax operating margin	16.5%	12.7%	13.1%	10.6%	15.7%	17.8%	13.2%	(0.8)%		(4.6)%		5.1%

Return on Capital
Allocated capital	$1,794	$1,824	$1,815	$1,839	$1,879	$1,794	$1,879	$85	5%	$85	5%	$40	2%
Operating return on allocated capital (1)	15.5%	14.7%	13.6%	11.7%	11.5%	15.5%	11.5%	(4.0)%		(4.0)%		(0.2)%

Market impact on indexed universal life benefits (2)
Risk margin and nonperformance spread impact	$—	$6	$(7)	$2	$4	$—	$6	$4	—	$6	—	$2	#
Other	(2)	(8)	(2)	(1)	(4)	(2)	(5)	(2)	#	(3)	#	(3)	#
Total market impact on indexed universal life benefits excluded from operating earnings	$(2)	$(2)	$(9)	$1	$—	$(2)	$1	$2	#	$3	#	$(1)	#

Product Information
Long Term Care
Pretax operating earnings	$1	$(2)	$1	$8	$2	$4	$10	$1	#	$6	#	$(6)	(75)%
Allocated capital	$509	$516	$521	$520	$517	$509	$517	$8	2%	$8	2%	$(3)	(1)%
Operating return on allocated capital (1)	0.5%	0.8%	0.4%	1.2%	1.3%	0.5%	1.3%	0.8%		0.8%		0.1%

Protection excluding Long Term Care
Pretax operating earnings	$90	$70	$73	$51	$89	$190	$140	$(1)	(1)%	$(50)	(26)%	$38	75%
Allocated capital	$1,285	$1,308	$1,294	$1,319	$1,362	$1,285	$1,362	$77	6%	$77	6%	$43	3%
Operating return on allocated capital (1)	21.4%	20.2%	18.9%	15.9%	15.5%	21.4%	15.5%	(5.9)%		(5.9)%		(0.4)%

(1)    Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)    Market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Protection Segment

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$81	$81	$83	$78	$78	$145	$156	$(3)	(4)%	$11	8%	$—	—
Term and whole life	3	3	2	3	2	5	5	(1)	(33)%	—	—	(1)	(33)%
Disability insurance	2	1	1	1	1	3	2	(1)	(50)%	(1)	(33)%	—	—
Auto and home	223	241	222	239	253	437	492	30	13%	55	13%	14	6%
Total cash sales	$309	$326	$308	$321	$334	$590	$655	$25	8%	$65	11%	$13	4%

VUL / UL Policyholder Account Balances
Beginning balance	$10,202	$10,198	$10,514	$10,906	$10,984	$9,859	$10,906	$782	8%	$1,047	11%	$78	1%
Premiums and deposits	251	249	267	249	260	485	509	9	4%	24	5%	11	4%
Investment performance and interest	30	362	416	117	279	426	396	249	#	(30)	(7)%	162	#
Withdrawals and surrenders	(285)	(295)	(292)	(287)	(291)	(572)	(578)	(6)	(2)%	(6)	(1)%	(4)	(1)%
Other	—	—	1	(1)	2	—	1	2	—	1	—	3	#
Total ending balance	$10,198	$10,514	$10,906	$10,984	$11,234	$10,198	$11,234	$1,036	10%	$1,036	10%	$250	2%

Premiums by Product
Term and whole life	$12	$12	$12	$12	$12	$25	$24	$—	—	$(1)	(4)%	$—	—
Disability insurance	39	39	39	38	39	78	77	—	—	(1)	(1)%	1	3%
Long term care	28	29	30	28	28	56	56	—	—	—	—	—	—
Auto and home	210	217	223	224	233	412	457	23	11%	45	11%	9	4%
Intercompany premiums	4	4	4	6	5	8	11	1	25%	3	38%	(1)	(17)%
Total premiums by product	$293	$301	$308	$308	$317	$579	$625	$24	8%	$46	8%	$9	3%

Auto and Home Insurance
Policy count (thousands)	795	819	838	861	889	795	889	94	12%	94	12%	28	3%
Loss ratio	87.1%	90.4%	92.2%	100.5%	89.7%	85.9%	95.0%	2.6%		9.1%		(10.8)%
Expense ratio	15.3%	15.2%	17.6%	15.4%	15.5%	15.4%	15.5%	0.2%		0.1%		0.1%
Combined ratio	102.4%	105.6%	109.8%	115.9%	105.2%	101.3%	110.5%	2.8%		9.2%		(10.7)%

DAC Rollforward
Life and Health
Beginning balance	$810	$838	$845	$859	$848	$797	$859	$38	5%	$62	8%	$(11)	(1)%
Capitalization	22	22	24	20	22	40	42	—	—	2	5%	2	10%
Amortization due to market impact on indexed universal life benefits	1	—	4	(1)	3	1	2	2	#	1	#	4	#
Amortization per income statement	(18)	(13)	(18)	(15)	(20)	(35)	(35)	(2)	(11)%	—	—	(5)	(33)%
Other	23	(2)	4	(15)	(18)	35	(33)	(41)	#	(68)	#	(3)	(20)%
Total ending balance	$838	$845	$859	$848	$835	$838	$835	$(3)	—	$(3)	—	$(13)	(2)%

Life Insurance in Force	$192,759	$193,447	$194,140	$194,293	$194,760	$192,759	$194,760	$2,001	1%	$2,001	1%	$467	—

Net Amount at Risk	$41,627	$41,162	$40,867	$40,816	$40,452	$41,627	$40,452	$(1,175)	(3)%	$(1,175)	(3)%	$(364)	(1)%

Net Policyholder Reserves
VUL / UL	$9,318	$9,643	$10,045	$10,139	$10,400	$9,318	$10,400	$1,082	12%	$1,082	12%	$261	3%
Term and whole life	226	225	222	221	218	226	218	(8)	(4)%	(8)	(4)%	(3)	(1)%
Disability insurance	532	532	535	539	536	532	536	4	1%	4	1%	(3)	(1)%
Long term care and other	2,649	2,669	2,691	2,696	2,707	2,649	2,707	58	2%	58	2%	11	—
Auto and home loss and LAE reserves	371	381	405	439	441	371	441	70	19%	70	19%	2	—
Total net policyholder reserves	$13,096	$13,450	$13,898	$14,034	$14,302	$13,096	$14,302	$1,206	9%	$1,206	9%	$268	2%

(1)    Includes lump sum deposits.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Second Quarter 2014

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	1	—	—	1	—	1	1	(1)	#	—	—	(1)	#
Net investment income	2	(1)	6	4	(5)	3	(1)	(7)	#	(4)	#	(9)	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	2	1	1	3	3	4	3	—	1	33%	2	#
Total revenues	3	1	7	6	(2)	7	4	(5)	#	(3)	(43)%	(8)	#
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	3	1	7	6	(2)	7	4	(5)	#	(3)	(43)%	(8)	#

Expenses
Distribution expenses	—	—	—	—	—	1	—	—	—	(1)	#	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	4	3	22	4	9	8	13	5	#	5	63%	5	#
General and administrative expense	56	43	59	57	64	108	121	8	14%	13	12%	7	12%
Operating expenses	60	46	81	61	73	117	134	13	22%	17	15%	12	20%
Pretax operating loss	$(57)	$(45)	$(74)	$(55)	$(75)	$(110)	$(130)	$(18)	(32)%	$(20)	(18)%	$(20)	(36)%

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

Second Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 2Q		YTD Chg - 2Q		Seq Qtr Chg - 2Q
(in millions unless otherwise noted, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$(32)	$(33)	$(33)	$(33)	$(34)	$(63)	$(67)	$(2)	(6)%	$(4)	(6)%	$(1)	(3)%
Distribution fees	(312)	(304)	(322)	(304)	(317)	(598)	(621)	(5)	(2)%	(23)	(4)%	(13)	(4)%
Net investment income	(1)	(1)	—	—	—	(1)	—	1	#	1	#	—	—
Premiums	(4)	(4)	(4)	(4)	(4)	(8)	(8)	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(349)	(342)	(359)	(341)	(355)	(670)	(696)	(6)	(2)%	(26)	(4)%	(14)	(4)%
Banking and deposit interest expense	(1)	(1)	—	—	—	(1)	—	1	#	1	#	—	—
Operating total net revenues	(348)	(341)	(359)	(341)	(355)	(669)	(696)	(7)	(2)%	(27)	(4)%	(14)	(4)%

Expenses
Distribution expenses	(333)	(327)	(344)	(326)	(340)	(640)	(666)	(7)	(2)%	(26)	(4)%	(14)	(4)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(15)	(14)	(15)	(15)	(15)	(29)	(30)	—	—	(1)	(3)%	—	—
Operating expenses	(348)	(341)	(359)	(341)	(355)	(669)	(696)	(7)	(2)%	(27)	(4)%	(14)	(4)%
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1) The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Second Quarter 2014

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

Second Quarter 2014

(in millions, unaudited)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Assets
Cash and cash equivalents	$2,331	$3,125	$2,632	$2,403	$2,141
Cash of consolidated investment entities	1,046	340	419	496	718
Investments	35,388	35,404	35,735	35,906	35,958
Investments of consolidated investment entities	4,579	4,636	5,002	5,397	5,626
Separate account assets	74,815	77,788	81,223	81,872	84,027
Receivables	4,583	4,362	4,538	4,639	4,782
Receivables of consolidated investment entities	68	141	72	75	127
Deferred acquisition costs	2,506	2,610	2,663	2,630	2,612
Restricted and segregated cash and investments	2,241	2,259	2,360	2,391	2,344
Other assets	8,378	7,943	7,983	8,160	8,435
Other assets of consolidated investment entities	1,323	1,600	1,949	1,995	2,390
Total Assets	$137,258	$140,208	$144,576	$145,964	$149,160

Liabilities
Policyholder account balances, future policy benefits and claims	$30,088	$29,943	$29,620	$29,625	$29,607
Separate account liabilities	74,815	77,788	81,223	81,872	84,027
Customer deposits	6,586	6,744	7,062	7,211	7,285
Short-term borrowings	501	500	500	300	200
Long-term debt	2,352	2,947	2,720	2,719	2,523
Debt of consolidated investment entities	5,297	5,242	5,736	6,147	6,672
Accounts payable and accrued expenses	1,191	1,290	1,367	1,187	1,274
Accounts payable and accrued expenses of consolidated investment entities	107	127	62	41	47
Other liabilities	6,706	6,329	6,829	7,143	7,356
Other liabilities of consolidated investment entities	633	129	225	274	492
Total Liabilities	128,276	131,039	135,344	136,519	139,483

Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	6,730	6,840	6,929	7,046	7,144
Retained earnings	6,831	7,107	7,289	7,582	7,843
Appropriated retained earnings of consolidated investment entities	299	335	337	356	320
Treasury stock	(6,148)	(6,565)	(6,961)	(7,389)	(7,802)
Accumulated other comprehensive income, net of tax	625	605	595	746	920
Total Ameriprise Financial Shareholders’ Equity	8,340	8,325	8,192	8,344	8,428

Noncontrolling interests	642	844	1,040	1,101	1,249
Total Equity	8,982	9,169	9,232	9,445	9,677
Total Liabilities and Equity	$137,258	$140,208	$144,576	$145,964	$149,160

Ameriprise Financial, Inc.

Capital and Ratings Information

Second Quarter 2014

(in millions unless otherwise noted, unaudited)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Long-term Debt Summary
Senior notes	$2,058	$2,653	$2,426	$2,425	$2,229
Junior subordinated notes	294	294	294	294	294
Total Ameriprise Financial long-term debt	2,352	2,947	2,720	2,719	2,523
Non-recourse debt of consolidated investment entities	5,297	5,242	5,736	6,147	6,672
Total long-term debt	$7,649	$8,189	$8,456	$8,866	$9,195

Total Ameriprise Financial long-term debt	$2,352	$2,947	$2,720	$2,719	$2,523
Fair value of hedges and unamortized discount	(108)	(103)	(76)	(75)	(79)
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount (1)	$2,244	$2,844	$2,644	$2,644	$2,444

Total equity (2)	$8,982	$9,169	$9,232	$9,445	$9,677
Noncontrolling interests	(642)	(844)	(1,040)	(1,101)	(1,249)
Total Ameriprise Financial shareholders’ equity	8,340	8,325	8,192	8,344	8,428
Equity of consolidated investment entities	(282)	(319)	(321)	(340)	(308)
Total Ameriprise Financial shareholders’ equity excluding CIEs (1)	$8,058	$8,006	$7,871	$8,004	$8,120

Total Ameriprise Financial capital	$10,692	$11,272	$10,912	$11,063	$10,951
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs (1)	$10,302	$10,850	$10,515	$10,648	$10,564

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	22.0%	26.1%	24.9%	24.6%	23.0%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs (1)	21.8%	26.2%	25.1%	24.8%	23.1%

Ratings (as of June 30, 2014 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3
IDS Property Casualty Ins. Company	A	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3

(1)                   See non-GAAP financial information on pg 34. Non-GAAP financial measure reconciliations can be found on page 45.

(2)                   Includes accumulated other comprehensive income, net of tax.

(3)                   For the most current ratings information, please see the individual rating agency’s website.

N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

Second Quarter 2014

(in millions unless otherwise noted, unaudited)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Cash and cash equivalents	$2,331	$3,125	$2,632	$2,403	$2,141

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	17,732	17,502	17,466	17,464	17,411

Residential mortgage backed securities	5,449	5,943	6,124	6,090	6,158
Commercial mortgage backed securities	2,958	2,770	2,741	2,781	2,768
Asset backed securities	1,405	1,425	1,504	1,522	1,506
Total mortgage and other asset backed securities	9,812	10,138	10,369	10,393	10,432

State and municipal obligations	2,151	2,123	2,160	2,298	2,317
US government and agencies obligations	54	53	52	52	47
Foreign government bonds and obligations	254	252	245	252	258
Common and preferred stocks	15	16	18	19	21
Total other	2,474	2,444	2,475	2,621	2,643
Total available-for-sale securities	30,018	30,084	30,310	30,478	30,486

Commercial mortgage loans	2,642	2,655	2,682	2,695	2,705
Allowance for loan losses	(29)	(26)	(26)	(25)	(25)
Commercial mortgage loans, net	2,613	2,629	2,656	2,670	2,680

Residential mortgage loans	951	901	859	821	797
Allowance for loan losses	(6)	(6)	(5)	(4)	(3)
Residential mortgage loans, net	945	895	854	817	794

Policy loans	761	769	774	780	792
Other investments	1,051	1,027	1,141	1,161	1,206
Total investments	35,388	35,404	35,735	35,906	35,958
Total cash, cash equivalents and investments	$37,719	$38,529	$38,367	$38,309	$38,099

Net unrealized gain Available-for-Sale Securities	$1,740	$1,629	$1,471	$1,836	$2,204

AFS Fixed Maturity Asset Quality - %
AAA	25%	25%	25%	25%	25%
AA	6%	6%	6%	6%	6%
AFS securities AA and above	31%	31%	31%	31%	31%
A	20%	21%	22%	22%	22%
BBB	42%	42%	41%	41%	41%
Below investment grade	7%	6%	6%	6%	6%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	6%	6%	6%	6%	6%

(1)             Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 6, 15, 44 and 45.

These non-GAAP measures include:

• Adjusted net pretax operating margin;

• Adjusted operating earnings;

• Adjusted operating revenues;

• Ameriprise Financial shareholders’ equity excluding AOCI;

• Ameriprise Financial shareholders’ equity excluding CIEs;

• Ameriprise Financial shareholders’ equity excluding CIEs and AOCI;

• Basic operating earnings per share;

• Effective tax rate excluding noncontrolling interests;

• Operating earnings;

• Operating earnings per diluted share;

• Operating effective tax rate;

• Operating return on equity excluding AOCI;

• Operating total net revenues;

• Pretax operating earnings;

• Pretax operating margin;

• Return on equity excluding AOCI;

• Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs;

• Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount;

• Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs;

• Various financial measures that exclude the results of former banking operations

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. Our advisors have access to a diversified selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment also includes the results of operation for Ameriprise National Trust Bank, which terminated its deposit-taking and credit-originating activities in the fourth quarter of 2012. This segment earns revenues (distribution fees) for providing non-affiliated products and earns intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail, high net worth and institutional clients. Such products and services are provided on a global scale through Columbia Management Investment Advisers, LLC (Columbia Management) and Threadneedle Asset Management Holdings Sàrl (Threadneedle).  Columbia Management primarily provides U.S. domestic products and services, and Threadneedle primarily provides international investment products and services. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Individual products include mutual funds, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, collateralized loan obligations, hedge funds, collective funds and property funds. Collateralized loan obligations and hedge funds are classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition to the products and services provided to third-party clients, management teams serving our Asset Management segment provide all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and fixed annuity products are provided through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals.  Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life, disability income and property-casualty insurance. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. Our property-casualty products are sold primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies (IDS Property Casualty Insurance Company and its subsidiary, Ameriprise Insurance Company). The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - Asset management segment operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues.

Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia.

Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and fair value of hedges and unamortized discount on Ameriprise Financial long-term debt, is based on management’s best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies.  Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital.  For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non-operating items except for CIEs.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record fees received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients, and client assets held in wrap and personal trust accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include certain property and hedge funds as well as the variable interest entities required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities.  DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual.  This market impact includes the risk margin and nonperformance spread impact.

Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization.  The market impact includes the risk margin and nonperformance spread impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Mutual or VP/VIT fund inflows less outflows.

Operating Earnings - Net income attributable to Ameriprise Financial less integration/restructuring charges, net of tax, market impact on variable annuity guaranteed benefits and indexed universal life benefits, net of tax, income (loss) from discontinued operations, net of tax and realized gains, net of tax, plus realized losses, net of tax.

Operating Expenses - Total expenses less integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on indexed universal life benefits and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income minus net realized gains (losses) and net investment income from consolidated investment entities.

Operating Return on Allocated Capital - Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  Operating earnings for each product line are based on the target level of assets which are based on management’s best estimate after considering regulatory and rating agency requirements.

Operating Total Net Revenues - Total net revenues less realized gains plus realized losses plus/less indexed universal life market impact on reinsurance and unearned revenue less revenue from consolidated investment entities and integration/restructuring.

Pretax Operating Earnings - Income from continuing operations before income tax provision plus or minus net realized gains (losses) plus integration/restructuring charges plus market impact on variable annuity guaranteed benefits plus market impact on indexed universal life benefits minus pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of operating total net revenues.

Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues.

Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Second Quarter 2014

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2014

Excluded from Operating Earnings

	Annuities		Protection	Corporate and Eliminations
		Market Impact on	Market Impact on
	Securities	VA Guaranteed	Indexed Universal
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Life Benefits (3)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$(29)
Distribution fees	—	—	—	—
Net investment income	1	—	—	43
Premiums	—	—	—	—
Other revenues	—	—	(4)	146
Total revenues	1	—	(4)	160
Banking and deposit interest expense	—	—	—	—
Total net revenues	1	—	(4)	160

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	(1)	—
Benefits, claims, losses and settlement expenses	—	64	—	—
Amortization of deferred acquisition costs	—	(10)	(3)	—
Interest and debt expense	—	—	—	45
General and administrative expense	—	—	—	22
Total expenses	—	54	(4)	67
Pretax segment income (loss)	1	(54)	—	93
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	93
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(54)	$—	$—

Included in Operating Earnings

	Asset Management	Annuities		Protection
		Market		Auto & Home	Market
	CDO	Impacts	Variable Annuity	Catastrophe	Impacts
(in millions, unaudited)	Benefit (5)	to DAC/DSIC (6)	Product Changes (7)	Losses (8)	to DAC/DSIC (6)
Revenues
Management and financial advice fees	$14	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	9	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	23	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	23	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	(3)	(12)	33	—
Amortization of deferred acquisition costs	—	(12)	2	—	(1)
Interest and debt expense	—	—	—	—	—
General and administrative expense	6	—	—	—	—
Operating expenses	6	(15)	(10)	33	(1)
Pretax operating earnings	$17	$15	$10	$(33)	$1

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Variable annuity guaranteed benefit impacts include:

$65 million net expense related to hedged variable annuity benefits

$11 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3) Indexed universal life benefit impacts include:

$1 million net benefit related to hedged indexed universal life benefits

$3 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$4 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4) Reflects revenues and expenses of Consolidated Investment Entities

(5) CDO fund liquidation benefit

(6) Decrease in DAC and DSIC amortization from higher than projected separate account growth

(7) Benefit related to the addition of Portfolio Stabilizer (managed volatility) fund options for in-force variable annuities with living benefit guarantees

(8) Total Auto & Home catastrophe losses for the quarter, which were $12 million higher than expectations

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2014

Excluded from Operating Earnings

	Annuities		Protection		Corporate and Eliminations
		Market Impact on		Market Impact on
	Securities	VA Guaranteed	Securities	Indexed Universal
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(14)
Distribution fees	—	—	—	—	—
Net investment income	4	—	1	—	74
Premiums	—	—	—	—	—
Other revenues	—	—	—	2	117
Total revenues	4	—	1	2	177
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	4	—	1	2	177

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	15	—	—	—
Amortization of deferred acquisition costs	—	—	—	1	—
Interest and debt expense	—	—	—	—	50
General and administrative expense	—	—	—	—	12
Total expenses	—	15	—	1	62
Pretax segment income (loss)	4	(15)	1	1	115
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	115
Pretax segment gain (loss) attributable to Ameriprise Financial	$4	$(15)	$1	$1	$—

Included in Operating Earnings

	Annuities		Protection		Consolidated
	Market			Auto & Home
	Impacts	Variable Annuity	Auto & Home	Weather Related	Tax
(in millions, unaudited)	to DAC/DSIC (5)	Product Changes (6)	Reserves (7)	Losses (8)	Benefit (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	(34)	30	20	—
Amortization of deferred acquisition costs	(6)	5	—	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	—	—
Operating expenses	(8)	(29)	30	20	—
Pretax operating earnings	$8	$29	$(30)	$(20)	$—
Tax benefit					$17

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Variable annuity guaranteed benefit impacts include:

$16 million net expense related to hedged variable annuity benefits

$1 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3) Indexed universal life benefit impacts include:

$1 million increase in DAC amortization resulting from hedged indexed universal life benefits

$2 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4) Reflects revenues and expenses of Consolidated Investment Entities

(5) Decrease in DAC and DSIC amortization from higher than projected separate account growth

(6) Benefit related to the addition of Portfolio Stabilizer (managed volatility) fund options for in-force variable annuities with living benefit guarantees

(7) Increase in auto and home auto liability reserves based upon additional analysis and information regarding adverse development of bodily injury claims

(8) Auto and home weather-related losses from severe winter weather

(9) Tax benefit from the completion of tax audits from previous years

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2013

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Protection		Corporate and Eliminations
				Market Impact on		Market Impact on
	Securities	Restructuring	Securities	VA Guaranteed	Securities	Indexed Universal	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Benefits (3)	Gains/(Losses) (1)	Life Benefits (4)	Gains/(Losses) (1)	CIEs (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$(13)
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(1)	—	(1)	—	1	—	1	55
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	(7)	—	95
Total revenues	(1)	—	(1)	—	1	(7)	1	137
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(1)	—	(1)	—	1	(7)	1	137

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	6	—	—
Benefits, claims, losses and settlement expenses	—	—	—	127	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	(23)	—	(4)	—	—
Interest and debt expense	—	—	—	—	—	—	—	38
General and administrative expense	—	11	—	—	—	—	—	15
Total expenses	—	11	—	104	—	2	—	53
Pretax segment income (loss)	(1)	(11)	(1)	(104)	1	(9)	1	84
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	84
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$(11)	$(1)	$(104)	$1	$(9)	$1	$—

Included in Operating Earnings

	Annuities		Protection		Corporate
	Market		Market		Debt
	Impacts	Variable Annuity	Impacts	Auto & Home	Retirement
(in millions, unaudited)	to DAC/DSIC (6)	Product Changes (7)	to DAC/DSIC (6)	Reserves (8)	Expense (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(4)	(31)	—	20	—
Amortization of deferred acquisition costs	(12)	5	(1)	—	—
Interest and debt expense	—	—	—	—	19
General and administrative expense	—	—	—	—	—
Operating expenses	(16)	(26)	(1)	20	19
Pretax operating earnings	$16	$26	$1	$(20)	$(19)

(1)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)	Non-recurring restructuring charges related to consolidation of office space
(3)	Variable annuity guaranteed benefit impacts include:
$131 million net expense related to hedged variable annuity benefits
$27 million decrease in DAC and DSIC amortization resulting from hedged benefits
(4)	Indexed universal life benefit impacts include:
$6 million net expense related to hedged indexed universal life benefits
$4 million decrease in DAC amortization resulting from hedged indexed universal life benefits
$7 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits
(5)	Reflects revenues and expenses of Consolidated Investment Entities
(6)	Decrease in DAC and DSIC amortization from higher than projected separate account growth
(7)	Benefit related to the addition of Portfolio Stabilizer (managed volatility) fund options for in-force variable annuities with living benefit guarantees
(8)	Increase in auto and home reserves based on auto liability claims development
(9)	Make whole expense associated with the retirement of debt

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2013

Excluded from Operating Earnings

	Annuities		Protection		Corporate and Eliminations
		Market Impact on		Market Impact on
	Securities	VA Guaranteed	Securities	Indexed Universal	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Living Benefits (2)(7)	Gains/(Losses) (1)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(13)
Distribution fees	—	—	—	—	—	—
Net investment income	1	—	2	—	3	81
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	(2)	—	46
Total revenues	1	—	2	(2)	3	114
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	1	—	2	(2)	3	114

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	25	—	—	—	—
Amortization of deferred acquisition costs	—	(4)	—	—	—	—
Interest and debt expense	—	—	—	—	—	42
General and administrative expense	—	—	—	—	—	5
Total expenses	—	21	—	—	—	47
Pretax segment income (loss)	1	(21)	2	(2)	3	67
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	67
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(21)	$2	$(2)	$3	$—

Included in Operating Earnings

	Annuities		Protection
	Market	Valuation	Valuation	Auto & Home
	Impacts	Assumptions &	Assumptions &	Catastrophe
(in millions, unaudited)	to DAC/DSIC (5)	Model Changes (6)(7)	Model Changes (6)	Losses (8)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	(18)	—
Total revenues	—	—	(18)	—
Banking and deposit interest expense	—	—	—	—
Operating total net revenues	—	—	(18)	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	(3)	21	(4)	15
Amortization of deferred acquisition costs	(10)	(81)	(3)	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	—	—	—
Operating expenses	(13)	(60)	(7)	15
Pretax operating earnings	$13	$60	$(11)	$(15)

(1)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)	Variable annuity guaranteed living benefit impacts include:
$27 million net expense related to hedged variable annuity living benefits
$6 million decrease in DAC and DSIC amortization resulting from hedged living benefits
(3)	Indexed universal life benefit impacts include:
$2 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits
(4)	Reflects revenues and expenses of Consolidated Investment Entities
(5)	Decrease in DAC and DSIC amortization from higher than projected separate account growth
(6)	Net pretax impact of model changes and the annual review/updating of valuation assumptions
(7)	$17 million benefit attributable to annual review/updating of valuation assumptions is excluded from operating earnings and disclosed as part of the Market Impact on VA Guaranteed Living Benefits
(8)	Total Auto & Home catastrophe losses for the quarter

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2013

Excluded from Operating Earnings

	Annuities		Protection	Corporate and Eliminations
		Market Impact on	Market Impact on
	Securities	VA Guaranteed	Indexed Universal	Securities		Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Living Benefits (2)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)	Charges (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(29)	$—
Distribution fees	—	—	—	—	—	—
Net investment income	(3)	—	—	3	7	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	(1)	—	34	—
Total revenues	(3)	—	(1)	3	12	—
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	(3)	—	(1)	3	12	—

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	2	—	—	—
Benefits, claims, losses and settlement expenses	—	51	—	—	—	—
Amortization of deferred acquisition costs	—	(8)	(1)	—	—	—
Interest and debt expense	—	—	—	—	35	—
General and administrative expense	—	—	—	—	17	1
Total expenses	—	43	1	—	52	1
Pretax segment income (loss)	(3)	(43)	(2)	3	(40)	(1)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	(40)	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(3)	$(43)	$(2)	$3	$—	$(1)

Included in Operating Earnings

	Asset Management		Annuities	Protection		Consolidated
			Market		Auto & Home
	Gain on Sale -		Impacts	Reserve	Catastrophe	Compensation
(in millions, unaudited)	Cofunds (6)	CDO Benefit (7)	to DAC/DSIC (8)	Adjustment (9)	Losses (10)	Items (11)
Revenues
Management and financial advice fees	$—	$17	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	30	10	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	30	27	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Operating total net revenues	30	27	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	4
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	3	8	4	—
Amortization of deferred acquisition costs	—	—	9	—	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	—	8	—	—	—	17
Operating expenses	—	8	12	8	4	21
Pretax operating earnings	$30	$19	$(12)	$(8)	$(4)	$(21)

(1)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)	Variable annuity guaranteed living benefit impacts include:
$50 million net expense related to hedged variable annuity living benefits
$7 million decrease in DAC and DSIC amortization resulting from hedged living benefits
(3)	Indexed universal life benefit impacts include:
$2 million net expense related to hedged indexed universal life benefits
$1 million decrease in DAC amortization resulting from hedged indexed universal life benefits
$1 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits
(4)	Reflects revenues and expenses of Consolidated Investment Entities
(5)	Non-recurring restructuring charges related to exiting the banking business
(6)	Threadneedle gain on sale of strategic business investment in Cofunds
(7)	CDO fund liquidation benefit
(8)	Increase in DAC and DSIC amortization from lower than projected separate account growth
(9)	Disability income insurance reserve adjustment
(10)	Above the normal expected level of claims experience; total catastrophe losses were $18 million for the quarter
(11)	True-up of performance based compensation, retention and benefit items as well as severance expense

Exhibit B

Statistical Supplement Package

(unaudited)

Second Quarter 2014

Non-GAAP Financial Measure Reconciliations

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Second Quarter 2014

						Year-to-date
(in millions unless otherwise noted, unaudited)	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	2013	2014
Return on Equity
Net income attributable to Ameriprise Financial (last twelve months)	$1,218	$1,427	$1,334	$1,399	$1,452	$1,218	$1,452
Less income (loss) from discontinued operations, net of tax (last twelve months)	(2)	—	(3)	(3)	(2)	(2)	(2)
Net income from continuing operations attributable to Ameriprise Financial (last twelve months)	1,220	1,427	1,337	1,402	1,454	1,220	1,454
Less adjustments (1)	(126)	(22)	(123)	(127)	(131)	(126)	(131)
Operating earnings (last twelve months)	$1,346	$1,449	$1,460	$1,529	$1,585	$1,346	$1,585

Total Ameriprise Financial shareholders’ equity (five point quarter end average)	$8,911	$8,775	$8,582	$8,432	$8,326	$8,911	$8,326
Less AOCI, net of tax (five point quarter end average)	1,023	955	821	731	698	1,023	698
Total Ameriprise Financial shareholders’ equity excluding AOCI (five point quarter end average)	7,888	7,820	7,761	7,701	7,628	7,888	7,628
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	356	344	333	337	330	356	330
Operating equity (five point quarter end average)	$7,532	$7,476	$7,428	$7,364	$7,298	$7,532	$7,298

Return on equity excluding AOCI	15.5%	18.2%	17.2%	18.2%	19.1%	15.5%	19.1%
Operating return on equity excluding AOCI	17.9%	19.4%	19.7%	20.8%	21.7%	17.9%	21.7%

Effective Tax Rate
Income from continuing operations before income tax provision	$402	$602	$479	$650	$619	$889	$1,269
Less pretax income (loss) attributable to noncontrolling interests	(40)	67	84	115	93	(10)	208
Income from continuing operations before income tax provision excluding consolidated investment entities (CIEs)	442	535	395	535	526	899	1,061
Less adjustments (2)	(46)	(17)	(124)	(9)	(53)	(49)	(62)
Pretax operating earnings	$488	$552	$519	$544	$579	$948	$1,123

Income tax provision from continuing operations	$120	$154	$97	$134	$152	$241	$286
Operating income tax provision	$136	$160	$141	$137	$171	$258	$308

Effective tax rate	29.6%	25.5%	20.5%	20.7%	24.5%	27.1%	22.5%
Effective tax rate excluding noncontrolling interests	26.9%	28.7%	24.8%	25.1%	28.7%	26.8%	26.9%
Operating effective tax rate	27.9%	29.0%	27.2%	25.2%	29.5%	27.2%	27.4%

(1)             Adjustments reflect the trailing twelve months’ sum of after-tax net realized gains/losses; the market impact on variable annuity guaranteed benefits net of hedges and related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; and integration/restructuring charges. After-tax is calculated using the statutory tax rate of 35%.

(2)             Adjustments reflect net realized gains/losses; the market impact on variable annuity guaranteed benefits net of hedges and related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; and integration/restructuring charges.

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Second Quarter 2014

(in millions unless otherwise noted, unaudited)	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Long-term Debt Summary
Senior notes	$2,058	$2,653	$2,426	$2,425	$2,229
Junior subordinated notes	294	294	294	294	294
Total Ameriprise Financial long-term debt	2,352	2,947	2,720	2,719	2,523
Less fair value of hedges and unamortized discount	108	103	76	75	79
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount	$2,244	$2,844	$2,644	$2,644	$2,444

Equity Summary
Total equity	$8,982	$9,169	$9,232	$9,445	$9,677
Less noncontrolling interests	642	844	1,040	1,101	1,249
Total Ameriprise Financial shareholders’ equity	8,340	8,325	8,192	8,344	8,428
Less equity of consolidated investment entities	282	319	321	340	308
Total Ameriprise Financial shareholders’ equity excluding CIEs	$8,058	$8,006	$7,871	$8,004	$8,120

Capital Summary
Total Ameriprise Financial long-term debt	$2,352	$2,947	$2,720	$2,719	$2,523
Total Ameriprise Financial shareholders’ equity	8,340	8,325	8,192	8,344	8,428
Total Ameriprise Financial capital	10,692	11,272	10,912	11,063	10,951
Less equity of consolidated investment entities	282	319	321	340	308
Less fair value of hedges and unamortized discount	108	103	76	75	79
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs	$10,302	$10,850	$10,515	$10,648	$10,564

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	22.0%	26.1%	24.9%	24.6%	23.0%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs	21.8%	26.2%	25.1%	24.8%	23.1%

Ameriprise Financial shareholders’ equity	$8,340	$8,325	$8,192	$8,344	$8,428
AOCI	625	605	595	746	920
Appropriated retained earnings of CIEs	299	335	337	356	320
AOCI attributable to CIEs	(17)	(16)	(16)	(16)	(12)

Ameriprise Financial shareholders’ equity	$8,340	$8,325	$8,192	$8,344	$8,428
Less AOCI	625	605	595	746	920
Ameriprise Financial shareholders’ equity excluding AOCI	$7,715	$7,720	$7,597	$7,598	$7,508

Ameriprise Financial shareholders’ equity	$8,340	$8,325	$8,192	$8,344	$8,428
Less appropriated retained earnings of CIEs	299	335	337	356	320
Less AOCI	625	605	595	746	920
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI	$7,416	$7,385	$7,260	$7,242	$7,188